AMENDMENT TO THE
                LILLY INDUSTRIES, INC. EXECUTIVE RETIREMENT PLAN

         The Lilly Industries, Inc. Executive Retirement Plan (the "Plan") is hereby amended, effective as of May 11, 2000, as set forth below.

                  1. Section 2.01(d) of the Plan is hereby amended to read in its entirety as follows:

                           (d) "Change in Control" means:

                                    (1)  The   acquisition  by  any  individual,
                                    entity  or  group  (within  the  meaning  of
                                    Section   13(d)(3)   or   14(d)(2)   of  the
                                    Securities  Exchange Act of 1934, as amended
                                    (the   "Exchange   Act"))  (a  "Person")  of
                                    beneficial  ownership (within the meaning of
                                    Rule 13d-3  promulgated  under the  Exchange
                                    Act)  of 20%  or  more  of  either  (A)  the
                                    then-outstanding  shares of common  stock of
                                    the Company (the "Outstanding Company Common
                                    Stock") or (B) the combined  voting power of
                                    the  then-outstanding  voting  securities of
                                    the Company  entitled to vote  generally  in
                                    the election of directors (the  "Outstanding
                                    Company   Voting   Securities");   provided,
                                    however,  that, for purposes of this Section
                                    2.01(d),  the following  acquisitions  shall
                                    not constitute a Change in Control:  (A) any
                                    acquisition  directly from the Company,  (B)
                                    any  acquisition  by the  Company,  (C)  any
                                    acquisition by any employee benefit plan (or
                                    related  trust)  sponsored or  maintained by
                                    the Company or any affiliated company or (D)
                                    any acquisition by any corporation  pursuant
                                    to a transaction that complies with Sections
                                    2.01(d)(3)(A),       2.01(d)(3)(B)       and
                                    2.01(d)(3)(C);

                                    (2)  Individuals  who,  as of May 11,  2000,
                                    constituted   the  Board   (the   "Incumbent
                                    Board")  cease for any reason to  constitute
                                    at least a majority of the Board;  provided,
                                    however,  that  any  individual  becoming  a
                                    director subsequent to the date hereof whose
                                    election,  or nomination for election by the
                                    Company's  shareholders,  was  approved by a
                                    vote of at least a majority of the directors
                                    then comprising the Incumbent Board shall be
                                    considered as though such  individual were a
                                    member   of   the   Incumbent   Board,   but
                                    excluding,   for  this  purpose,   any  such
                                    individual   whose  initial   assumption  of
                                    office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                                    (3)   Consummation   of  a   reorganization,
                                    merger,   consolidation  or  sale  or  other
                                    disposition of all or  substantially  all of
                                    the  assets  of  the  Company  (a  "Business
                                    Combination"),   in   each   case,   unless,
                                    following such Business Combination, (A) all
                                    or substantially  all of the individuals and
                                    entities that were the beneficial  owners of
                                    the Outstanding Company Common Stock and the
                                    Outstanding    Company   Voting   Securities
                                    immediately    prior   to   such    Business
                                    Combination  beneficially  own,  directly or
                                    indirectly,    more    than   60%   of   the
                                    then-outstanding  shares of common stock and
                                    the    combined    voting   power   of   the
                                    then-outstanding  voting securities entitled
                                    to  vote   generally   in  the  election  of
                                    directors,  as  the  case  may  be,  of  the
                                    corporation  resulting  from  such  Business
                                    Combination (including,  without limitation,
                                    a  corporation  that,  as a  result  of such
                                    transaction,  owns  the  Company  or  all or
                                    substantially  all of the  Company's  assets
                                    either  directly  or  through  one  or  more
                                    subsidiaries)  in  substantially   the  same
                                    proportions as their  ownership  immediately
                                    prior to such  Business  Combination  of the
                                    Outstanding  Company  Common  Stock  and the
                                    Outstanding  Company Voting  Securities,  as
                                    the case may be,  (B) no  Person  (excluding
                                    any corporation resulting from such Business
                                    Combination or any employee benefit plan (or
                                    related   trust)  of  the  Company  or  such
                                    corporation  resulting  from  such  Business
                                    Combination)  beneficially owns, directly or
                                    indirectly,  20% or more  of,  respectively,
                                    the then-outstanding  shares of common stock
                                    of  the  corporation   resulting  from  such
                                    Business  Combination or the combined voting
                                    power   of   the   then-outstanding   voting
                                    securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                                    (4)  Approval  by  the  shareholders  of the
                                    Company   of  a  complete   liquidation   or
                                    dissolution of the Company.

                  2. Section 2.02(c) of the Plan is hereby amended by adding the following phrase at the end thereof: ", except as specifically provided in Article VIII."

                  3. Section 4.02(b) of the Plan is hereby amended by adding the following phrase after the words "Notwithstanding any other provision of the Plan: ", other than Article VIII".

                  4. A new Article VIII is added to the Plan, reading in its entirety as follows:



                                   ARTICLE VII

                                CHANGE IN CONTROL

         Section 8.01. Vested Benefits. Notwithstanding any other provision of the Plan, upon a Change in Control, each Participant shall be vested in a percentage of his or her Base Pension determined by dividing (i) the greater of the Participant's actual Years of Service as of the date of the Change in Control or eleven (11) by (ii) twenty-two (22). Such vested percentage of the Base Pension shall not be forfeitable for any reason, including without limitation those provided under Section 4.02 of the Plan.

         Section 8.02. Payment of Benefits. Notwithstanding any other provision of the Plan, immediately following any Change in Control, each Participant shall be paid in a lump sum the actuarial present value of his or her vested Base Pension (determined after applying Section 8.01), unless the Participant has previously elected, in accordance with an election procedure established by the Committee or its designee (the timing of which shall be determined by the Committee or its designee in its sole discretion), not to receive such lump sum payment. If a Participant who receives a lump sum payment under this Section
8.02 or his or her surviving spouse should become entitled to receive any future payments under the Plan, the amount of such future payments shall be actuarially reduced to reflect the receipt of such payment under this Section 8.02.

         Section 8.03 For purposes of this Article VIII, actuarial present values and actuarial reductions shall be determined using (i) a discount factor equal to the interest rate for the most recently issued Ten-Year U.S. Treasury Notes outstanding on the date of the Change in Control, and (ii) the 1983 Group Annuity Mortality Table for Males.

                                    * * * * *

                  5. The Plan is in all other respects ratified and confirmed without amendment.

         This Amendment to Lilly Industries, Inc. Executive Retirement Plan has been executed by the duly authorized officers of Lilly Industries, Inc. as of this 11th day of May, 2000.

                                        LILLY INDUSTRIES, INC.


                                        By: /s/ Douglas W. Huemme
                                            ----------------------------------
                                             Douglas W. Huemme, Chairman
                                                & Chief Executive Officer

ATTEST:

By: /s/ John C. Elbin
    -------------------------------
     John C. Elbin, Vice President,
         Chief Financial Officer and Secretary